UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: March 8, 2006                   Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                    54-1375874
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 8.01      OTHER EVENTS

        On March 8, 2006, National Bankshares, Inc. announced a 2-for-1 split of the company's outstanding common stock for shareholders of record on March 20, 2006. The stock distribution date is March 31, 2006. A copy of a press release, also dated March 8, 2006, announcing the stock split is attached as Exhibit 99.1.

Exhibit

        99.1   National Bankshares, Inc. Press Release dated March 8, 2006.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               NATIONAL BANKSHARES, INC.


Date:  March 8, 2006           By:     /s/ JAMES G. RAKES
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                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer




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